Intangible Assets	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
INTANGIBLE ASSETS
NOTE 8:	INTANGIBLE ASSETS

a.	On January 7, 2014, the Company signed a licensing agreement with Yeda to develop hCDR1, a Phase II-ready asset for the treatment of Systemic Lupus Erythematosus (“SLE”). The terms of the licensing agreement include, among other things, expense reimbursement for patent expenses payable in six installments, certain milestone payments to Yeda, low single-digit royalties based on net sales, and additional customary royalties to the Office of the Israel innovation authority.

This asset is not ready for usage (the development was abandoned before finishing) and therefore has not been amortized yet.

As of December 31, 2020 all royalties to Yeda were paid except for a remaining liability of $127 thousand, disclosed under accounts payable.

The Company exclusively licensed two families of patents relating to hCDR1:

One expires on September 22, 2022 and the other expires on January 14, 2024.

The Company reviews the hCDR1 asset for impairment once a year on December 31 or more frequently if events or changes in circumstances indicate that there is impairment.

If the carrying amount exceeds their recoverable amount, the assets are reduced to their recoverable amount.

In order to measure the recoverable amount of the hCDR1 asset, Company management deducted the fair value of its other assets and liabilities from the amount representing its market value as of December 31, 2020. The resulting fair value attributable to the hCDR1 asset was higher than the book value of the hCDR1 asset and therefore no impairment was recorded in the Company’s financial statements as of December 31, 2020. No impairment was recorded on December 31,2019 as well.

b.	Composition and movement:

There were no changes or movements in 2020, 2019 and 2018 and the balance remained $380 thousands.